ACCOUNTS RECEIVABLE AND OTHER (Details) - USD ($) $ in Millions	Jun. 30, 2023	Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Derivative assets	$ 302	$ 124
Accounts receivable - net of expected credit loss of $69 million (December 31, 2022 - $63 million)	1,447	787
Restricted cash	339	342
Prepaid expenses	272	405
Inventory	334	176
Other current assets	566	342
Total accounts receivable and other	3,260	2,176
Expected credit loss	$ 69	$ 63